Exhibit 3

Power of Attorney

Know all by these presents, that Karnavati Holdings, Inc., a Delaware corporation, hereby makes, constitutes and appoints each of Nanette C. Heide and Heather Papaleo, or either of them acting singly, and with full power of substitution and re-substitution, Karnavati Holdings, Inc.’s true and lawful attorney-in-fact (each of such persons and their substitutes being referred to herein as the “Attorney-in-Fact”), with full power to act for Karnavati Holdings, Inc. and in Karnavati Holdings, Inc.’s name, place and stead, in any and all capacities, to:

1.	Prepare, execute, and submit to the Securities and Exchange Commission (“SEC”) a Form ID on behalf of Karnavati Holdings, Inc. in connection with any filings relating to 5E Advanced Materials, Inc. (the “Company”), including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling Karnavati Holdings, Inc. to make electronic filings with the SEC of reports required or considered by the Attorney-in-Fact to be advisable under Section 13 or Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any rule or regulation of the SEC;

2.	Prepare, execute and submit to the SEC, the Company, and/or any national securities exchange on which the Company’s securities are listed any and all reports (including any amendments thereto) Karnavati Holdings, Inc. is required to file with the SEC, or which the Attorney-in-Fact considers it advisable to file with the SEC, under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder, or under Rule 144 under the Securities Act of 1933 (“Rule 144”), with respect to the any security of the Company, including Forms 3, 4 and 5, Schedules 13D and 13G, and Forms 144;
3.

Act as an account administrator for Karnavati Holdings, Inc.’s EDGAR account, including: (i) appoint, remove and replace account administrators, account users, technical administrators and delegated entities; (ii) maintain the security of Karnavati Holdings, Inc.’s EDGAR account, including modification of access codes; (iii) maintain, modify and certify the accuracy of information on Karnavati Holdings, Inc.’s EDGAR account dashboard; (iv) act as the EDGAR point of contact with respect to Karnavati Holdings, Inc.’s EDGAR account; and (v) any other actions contemplated by Rule 10 of Regulation S-T with respect to account administrators;

4.	Cause the Company to accept a delegation of authority from any of Karnavati Holdings, Inc.’s EDGAR account administrators and, pursuant to that delegation, authorize the Company’s EDGAR account administrators to appoint, remove or replace users for Karnavati Holdings, Inc.’s EDGAR account; and

5.	Obtain, as Karnavati Holdings, Inc.’s representative and on Karnavati Holdings, Inc.’s behalf, information regarding transactions in the Company’s equity securities from any third party, including the Company and any brokers, dealers, employee benefit plan administrators and trustees, and Karnavati Holdings, Inc. hereby authorizes any such third party to release any such information to the Attorney-in-Fact.

Karnavati Holdings, Inc. acknowledges that:

a)	This Power of Attorney authorizes, but does not require, the Attorney-in-Fact to act in his or her discretion on information provided to such Attorney-in-Fact without independent verification of such information;

b)	Any documents prepared or executed by the Attorney-in-Fact on behalf of Karnavati Holdings, Inc. pursuant to this Power of Attorney will be in such form and will contain such information as the Attorney-in-Fact, in his or her discretion, deems necessary or desirable;

c)	Neither the Company nor the Attorney-in-Fact assumes any liability for Karnavati Holdings, Inc.’s responsibility to comply with the requirements of Section 13 or Section 16 of the Exchange Act or Rule 144, any liability of Karnavati Holdings, Inc. for any failure to comply with such requirements, or any liability of Karnavati Holdings, Inc. for disgorgement of profits under Section 16(b) of the Exchange Act; and

d)	This Power of Attorney does not relieve Karnavati Holdings, Inc. from responsibility for compliance with Karnavati Holdings, Inc.’s obligations under Section 13 or Section 16 of the Exchange Act, including, without limitation, the reporting requirements under Section 13 or Section 16 of the Exchange Act.

Karnavati Holdings, Inc. hereby grants to the Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done in connection with the foregoing, as fully, to all intents and purposes, as Karnavati Holdings, Inc. could do itself, hereby ratifying and confirming all that the Attorney-in-Fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by authority of this Power of Attorney.

This Power of Attorney shall remain in full force and effect until Karnavati Holdings, Inc. is no longer required to file Forms 4 or 5 or Schedules 13D or 13G or Forms 144 with respect to Karnavati Holdings, Inc.’s holdings of and transactions in securities of the Company, unless earlier revoked by Karnavati Holdings, Inc. in a signed writing delivered to the Attorney-in-Fact. This Power of Attorney revokes all previous powers of attorney with respect to the subject matter of this Power of Attorney.

In any case this Power of Attorney shall be valid till December 31st, 2027.

IN WITNESS WHEREOF, Karnavati Holdings, Inc. has caused this Power of Attorney to be executed as of October 8, 2026.

KARNAVATI HOLDINGS, INC.

By:	/s/ Avinash Puri
Name: Avinash Puri
Title: President

Power of Attorney

Know all by these presents, that Nirma Limited, a company organized under the laws of India, hereby makes, constitutes and appoints each of Nanette C. Heide and Heather Papaleo, or either of them acting singly, and with full power of substitution and re-substitution, Nirma Limited’s true and lawful attorney-in-fact (each of such persons and their substitutes being referred to herein as the “Attorney-in-Fact”), with full power to act for Nirma Limited and in Nirma Limited’s name, place and stead, in any and all capacities, to:

1.	Prepare, execute, and submit to the Securities and Exchange Commission (“SEC”) a Form ID on behalf of Nirma Limited in connection with any filings relating to 5E Advanced Materials, Inc. (the “Company”), including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling Nirma Limited to make electronic filings with the SEC of reports required or considered by the Attorney-in-Fact to be advisable under Section 13 or Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any rule or regulation of the SEC;

2.	Prepare, execute and submit to the SEC, the Company, and/or any national securities exchange on which the Company’s securities are listed any and all reports (including any amendments thereto) Nirma Limited is required to file with the SEC, or which the Attorney-in-Fact considers it advisable to file with the SEC, under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder, or under Rule 144 under the Securities Act of 1933 (“Rule 144”), with respect to the any security of the Company, including Forms 3, 4 and 5, Schedules 13D and 13G, and Forms 144;
3.

Act as an account administrator for Nirma Limited’s EDGAR account, including: (i) appoint, remove and replace account administrators, account users, technical administrators and delegated entities; (ii) maintain the security of Nirma Limited’s EDGAR account, including modification of access codes; (iii) maintain, modify and certify the accuracy of information on Nirma Limited’s EDGAR account dashboard; (iv) act as the EDGAR point of contact with respect to Nirma Limited’s EDGAR account; and (v) any other actions contemplated by Rule 10 of Regulation S-T with respect to account administrators;

4.	Cause the Company to accept a delegation of authority from any of Nirma Limited’s EDGAR account administrators and, pursuant to that delegation, authorize the Company’s EDGAR account administrators to appoint, remove or replace users for Nirma Limited’s EDGAR account; and

5.	Obtain, as Nirma Limited’s representative and on Nirma Limited’s behalf, information regarding transactions in the Company’s equity securities from any third party, including the Company and any brokers, dealers, employee benefit plan administrators and trustees, and Nirma Limited hereby authorizes any such third party to release any such information to the Attorney-in-Fact.

Nirma Limited acknowledges that:

a)	This Power of Attorney authorizes, but does not require, the Attorney-in-Fact to act in his or her discretion on information provided to such Attorney-in-Fact without independent verification of such information;

b)	Any documents prepared or executed by the Attorney-in-Fact on behalf of Nirma Limited pursuant to this Power of Attorney will be in such form and will contain such information as the Attorney-in-Fact, in his or her discretion, deems necessary or desirable;

c)	Neither the Company nor the Attorney-in-Fact assumes any liability for Nirma Limited’s responsibility to comply with the requirements of Section 13 or Section 16 of the Exchange Act or Rule 144, any liability of Nirma Limited for any failure to comply with such requirements, or any liability of Nirma Limited for disgorgement of profits under Section 16(b) of the Exchange Act; and

d)	This Power of Attorney does not relieve Nirma Limited from responsibility for compliance with Nirma Limited’s obligations under Section 13 or Section 16 of the Exchange Act, including, without limitation, the reporting requirements under Section 13 or Section 16 of the Exchange Act.

Nirma Limited hereby grants to the Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done in connection with the foregoing, as fully, to all intents and purposes, as Nirma Limited could do itself, hereby ratifying and confirming all that the Attorney-in-Fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by authority of this Power of Attorney.

This Power of Attorney shall remain in full force and effect until Nirma Limited is no longer required to file Forms 4 or 5 or Schedules 13D or 13G or Forms 144 with respect to Nirma Limited’s holdings of and transactions in securities of the Company, unless earlier revoked by Nirma Limited in a signed writing delivered to the Attorney-in-Fact. This Power of Attorney revokes all previous powers of attorney with respect to the subject matter of this Power of Attorney.

In any case this Power of Attorney shall be valid till December 31st, 2027.

IN WITNESS WHEREOF, Nirma Limited has caused this Power of Attorney to be executed as of October 8, 2026.

NIRMA LIMITED

By:	/s/ Manan N. Shah
Name: Manan N. Shah
Title: Chief Financial Officer

Power of Attorney

Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of Ajay B. Khushu, Nanette C. Heide and Heather Papaleo, or either of them acting singly, and with full power of substitution and re-substitution, the undersigned’s true and lawful attorney-in-fact (each of such persons and their substitutes being referred to herein as the “Attorney-in-Fact”), with full power to act for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to:

1.	Prepare, execute, and submit to the Securities and Exchange Commission (“SEC”) a Form ID on behalf of Karsanbhai K. Patel in connection with any filings relating to 5E Advanced Materials, Inc. (the “Company”), including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required or considered by the Attorney-in-Fact to be advisable under Section 13 or Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any rule or regulation of the SEC;

2.	Prepare, execute and submit to the SEC, the Company, and/or any national securities exchange on which the Company’s securities are listed any and all reports (including any amendments thereto) the undersigned is required to file with the SEC, or which the Attorney-in-Fact considers it advisable to file with the SEC, under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder, or under Rule 144 under the Securities Act of 1933 (“Rule 144”), with respect to the any security of the Company, including Forms 3, 4 and 5, Schedules 13D and 13G, and Forms 144;
3.

Act as an account administrator for the undersigned’s EDGAR account, including: (i) appoint, remove and replace account administrators, account users, technical administrators and delegated entities; (ii) maintain the security of the undersigned’s EDGAR account, including modification of access codes; (iii) maintain, modify and certify the accuracy of information on the undersigned’s EDGAR account dashboard; (iv) act as the EDGAR point of contact with respect to the undersigned’s EDGAR account; and (v) any other actions contemplated by Rule 10 of Regulation S-T with respect to account administrators;

4.	Cause the Company to accept a delegation of authority from any of the undersigned’s EDGAR account administrators and, pursuant to that delegation, authorize the Company’s EDGAR account administrators to appoint, remove or replace users for the undersigned’s EDGAR account; and

5.	Obtain, as the undersigned’s representative and on the undersigned’s behalf, information regarding transactions in the Company’s equity securities from any third party, including the Company and any brokers, dealers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such third party to release any such information to the Attorney-in-Fact.

The undersigned acknowledges that:

a)	This Power of Attorney authorizes, but does not require, the Attorney-in-Fact to act in his or her discretion on information provided to such Attorney-in-Fact without independent verification of such information;

b)	Any documents prepared or executed by the Attorney-in-Fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information as the Attorney-in-Fact, in his or her discretion, deems necessary or desirable;

c)	Neither the Company nor the Attorney-in-Fact assumes any liability for the undersigned's responsibility to comply with the requirements of Section 13 or Section 16 of the Exchange Act or Rule 144, any liability of the undersigned for any failure to comply with such requirements, or any liability of the undersigned for disgorgement of profits under Section 16(b) of the Exchange Act; and

d)	This Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under Section 13 or Section 16 of the Exchange Act, including, without limitation, the reporting requirements under Section 13 or Section 16 of the Exchange Act.

The undersigned hereby grants to the Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done in connection with the foregoing, as fully, to all intents and purposes, as the undersigned might or could do in person, hereby ratifying and confirming all that the Attorney-in-Fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by authority of this Power of Attorney.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 4 or 5 or Schedules 13D or 13G or Forms 144 with respect to the undersigned’s holdings of and transactions in securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Attorney-in-Fact. This Power of Attorney revokes all previous powers of attorney with respect to the subject matter of this Power of Attorney.

In any case this Power of Attorney shall be valid till December 31st, 2027.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of October 8, 2026.

/s/ Karsanbhai K. Patel
Dr. Karsanbhai K. Patel